Exhibit 10.80

SUBSCRIPTION AGREEMENT

Comstock Investors VII, L.C. c/o

Comstock Holding Companies, Inc., Manager

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

Attention: Jubal R. Thompson, General Counsel

The undersigned subscriber (“Subscriber”) acknowledges that he/she/it has received and reviewed the Risk Disclosures and operating agreement of Comstock Investors VII, L.C., a Virginia limited liability company (the “Company”), including the exhibits thereto (the “Company Operating Agreement”), relating to the offering of Company membership interest(s) (the “Interests”) and has reviewed it in conjunction with the risk disclosures for the manager of the Company, Comstock Holding Companies, Inc. (“Comstock” or “Manager”) as contained in the latest Annual Report filed on Form 10-K as can be found online at www.sec.gov or at its investors relations homepage found at www.comstockhomes.com. Subscriber also understands that certain portions of the offering materials contain forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, those identified by such words as may, will, expect, project, anticipate, estimate, believe, intend, plan and other similar terminology. These forward-looking statements reflect the Company’s current expectations and assumptions regarding future events and operating and financial performance. However, actual results are subject to risks and uncertainties, which could cause actual results to differ materially from those contained in the forward-looking statements.

Subscriber understands that the Interest(s) are being offered (the “Offering”) to a small number of investors on the terms and in the manner described herein and in the Company Operating Agreement. Subscriber also understands that any promotional materials received in conjunction with the Offering are for marketing and promotional purposes only, and Subscriber understands and agrees that he/she/it cannot rely on such promotional materials to explain all terms and conditions of this Subscription Agreement or the Company Operating Agreement. Therefore, Subscriber understands that any inconsistency between the promotional materials and this Subscription Agreement or the Company Operating Agreement must be resolved in favor of this Subscription Agreement or the Company Operating Agreement, as applicable. Subscriber acknowledges that Subscriber is not entitled to rely, and has not relied, on any oral representations.

The Company reserves the right to hold a closing of the sale and purchase of Interests before it has raised the full amount solicited in the Offering and in such event, the Company Operating Agreement shall be amended to reflect the addition of additional members at a later date. No escrow agent is being appointed in connection with the Offering.

1. Subscription. Subject to the terms and conditions set forth herein and in the Company Operating Agreement, Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Interest(s) in the amount specified on the signature page of this Subscription Agreement and agrees to become a party to the Company Operating Agreement. Subscriber tenders herewith a certified or bank cashier check, payable to the order of the Company. In the event that the investment offering is terminated or if this subscription for any reason is rejected, the full subscription price will be promptly refunded without deduction, and this Subscription Agreement shall be null and void.

2. Acceptance of Subscription; Delivery of Company Operating Agreement. Subscriber understands and agrees that its subscription is made subject to the following terms and conditions:

(a) this subscription may be rejected in whole or in part in the sole and absolute discretion of the Manager of the Company; and

(b) the Interest(s) to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, Subscriber, and the undersigned agrees to become party to the Company Operating Agreement.

3. Representation and Warranties of Subscriber. Subscriber understands that the Interest(s) are being offered and sold under an exemption from registration afforded by the Securities Act of 1933, as may be amended (the “Securities Act”), or other applicable exemptions under applicable state securities laws; that this transaction has not been examined by the United States Securities and Exchange Commission or any state securities authority; and that all documents, records, and books pertaining to this investment have been made available upon reasonable notice for inspection by him/her/it or his/her/its counsel, accountant, investor representative or business advisor during regular business hours at the Company’s office. Subscriber hereby represents, warrants and agrees as follows:

(a) Subscriber has been furnished with, and acknowledges receipt of, the Company Operating Agreement, and has held and will hold the Company Operating Agreement in confidence, it being understood that the copy received by the undersigned is solely for his/her/its own use and, except in connection with review by the undersigned’s counsel, accountant, or business advisor, is not to be duplicated or redistributed without the prior written consent of the Company;

(b) Subscriber has been furnished with, and acknowledges receipt of, this Subscription Agreement and the Investor Questionnaire, if applicable, and has accurately and completely provided all of the information requested in these documents;

(c) Subscriber is (i) at least 21 years of age; (ii) a citizen of the United States of America; and (iii) a bona fide resident of the state specified in the address on the signature page of this Subscription Agreement;

(d) Subscriber meets the investor suitability requirements for investment in the Company;

(e) Subscriber understands and has fully considered for purposes of this investment the risk disclosures of both the Company and Comstock and represents and warrants that (i) he/she/it is acquiring the Interest(s) for investment and not with a view to resale or distribution; (ii) he/she/it can bear the economic risk of losing his/her its entire investment; (iii) his/her/its overall commitment to investments that are not readily marketable is not disproportionate to his/her/its net worth, and the investment is suitable for the prospective purchaser when viewed in light of his/her/its other securities holdings and his/her/its financial situation and needs; (iv) he/she/it has adequate means of providing for his/her/its current needs and personal contingencies; (v) he/she/it has evaluated all the risks of investment in the Company; (vi) he/she/it has experience in making investment decisions of this type; and (vii) he/she/it has a reasonable understanding of the business in which the Company is to be engaged;

(f) Subscriber has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision;

(g) Subscriber confirms that, in making his/her/its decision to purchase the Interest(s) hereby subscribed for, he/she/it has relied solely upon the Company Operating Agreement and any independent investigations made by him/her/it; and that he/she/it, and Subscriber’s counsel, accountant, and other business advisor have been given the opportunity to ask questions of, and to receive answers from, the Manager and its officers concerning the information set forth in the Company Operating Agreement, to the extent that the Manager and its officers possess such information or can acquire it without unreasonable effort or expense; and that he/she/it and such persons have availed themselves of such opportunity to the fullest extent desired and have received answers to such questions, if any; and that he/she/it and such persons have availed themselves of the opportunity to make such investigation of the documents, records, and books pertaining to the investment as they have desired;

(h) Subscriber has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person, directly or indirectly, to sell, transfer, or pledge to any person the Interest(s) for which he/she/it hereby subscribes or any part thereof, and Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement; and Subscriber understands that the legal consequences of the foregoing representations and warranties are that he/she/it must bear the economic risks of this investment for an indefinite period of time because the Interest(s) have not been registered under the Securities Act or any state’s securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and the applicable state’s securities laws (which the Company is not obligated to do) or an exemption from such registration is available;

(i) Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Interest(s) and that the Company is relying on the truth and accuracy of the representations, declarations, and warranties herein made by Subscriber in offering the Interest(s) for sale to him/her/it, without having first registered the same under the Securities Act or under the securities laws of any state or other jurisdiction;

(j) Subscriber realizes that, in the absence of the availability of the exemption afforded by Rule 144 adopted under the Securities Act, any disposition by him/her/it of the Interest(s) hereby subscribed for may require compliance with some other exemption under the Securities Act, and that the Company is under no obligation to take any action in furtherance of making any other exemption so available;

(k) Subscriber understands that by entering into the Company Operating Agreement, he/she/it will be agreeing to additional restrictions on the transferability of the Interest(s), as set forth in the Company Operating Agreement;

(l) unless otherwise specified on the signature page of this Subscription Agreement, Subscriber will not acquire Interest(s) or fund its capital contribution to the Company using funds that are considered assets of an “employee benefit plan”, as defined by the Employment Retirement Security Act of 1974, as amended (“ERISA”), that is subject to ERISA; and

(m) Subscriber consents to the placement of legends on any certificate evidencing the Interest(s) hereby subscribed for, which legend shall be in form substantially as follows:

THE COMPANY INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT 1933, AS MAY BE AMENDED, OR WITH ANY AGENCY UNDER THE SECURITIES ACT OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION PROVIDED IN THOSE STATUTES.

THE COMPANY INTEREST REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN A COMPANY OPERATING AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH INTERESTUPON WRITTEN REQUEST.

The foregoing representations, warranties, and undertakings are made by Subscriber with the intent that they be relied upon in determining his/her/its suitability as an investor in the Company, and the undersigned hereby agrees that such representations and warranties shall survive the purchase of the Interest(s) hereby subscribed for.

If more than one person is signing this Subscription Agreement, each representation, warranty, and undertaking made herein shall be a joint and several representation, warranty or undertaking of each such person.

4. Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement or any interest herein, and further agrees that the assignment and transfer of the Interest(s) acquired pursuant hereto shall be effected only in accordance with the Company Operating Agreement and all applicable laws.

5. Revocation. Subscriber agrees that he/she/it may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors, and assigns.

6. No Waiver. Notwithstanding any of the representations, warranties, acknowledgements, or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him/her/it under federal or state securities laws.

7. Indemnification; Waiver of Liability. Subscriber agrees to indemnify and hold harmless the Company, the Manager and their respective officers, directors, stockholders, and employees, the other members of the Company, and all of their respective representatives and agents, from and against any and all damages, losses, costs, and expenses (including reasonable attorneys’ fees) that they may incur by reason of the undersigned’s failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber in this Subscription Agreement or in any document provided by Subscriber to the Company.

8. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto at their respective addresses set forth herein.

(b) This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its conflict of laws principles.

(c) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

(d) The recitals and introductory paragraphs contained herein are hereby incorporated by reference and constitute a part of this Subscription Agreement.

(e) This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Interest(s) as herein provided.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

COMSTOCK INVESTORS VII, L.C.

	By:	Comstock Holding Companies, Inc.
	Its:	MANAGER

/ /	By:
Date of Execution	Name:
Title:

[SEE FOLLOWING PAGE]

TO BE COMPLETED BY SUBSCRIBER(S): (please print)

Social Security Number or Taxpayer
Identification Number of Subscriber

Print Name of Subscriber

By:
Signature of Subscriber

Print Title of Person Signing, if applicable

Print Name of Joint Subscriber, if applicable

By:
Signature of Joint Subscriber, if applicable

$ __________________________
Total Contribution

_______________________
_______________________
_______________________
_______________________
Address of Subscriber

( )	_______________________
Area Code and Telephone Number

_______________________
E-mail address

Date:	/ /

Amended Exhibit A-2

to the Operating Agmt of Comstock Investors VII, L.C.

145.9 Total Class B Units ($50,000 per Unit)

Investor	Capital Contribution	Class B Percentage Interest	Class B Units

Total Committed	$7,295,000		145.9